ASSIGNMENT AND ASSUMPTION OF LEASE

This Assignment and Assumption of Lease (the "Assignment"), dated as of April 29, 2004 (the "Effective Date"), is by and between Merriam Carmax, LLC, a Delaware limited liability company ("Assignor"), and Cole CM Merriam KS, LLC, an Arizona limited liability company ("Assignee").

WHEREAS, Assignor is presently the holder of the lessor's interest under the lease, as amended (collectively, the "Lease") listed on Exhibit A attached hereto and by this reference incorporated herein. The Lease affects the real property described on Exhibit B attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:.

1.             Assignment. As of the Effective Date, Assignor hereby assigns, conveys, transfers and sets over unto Assignee all of Assignor's right, title and interest in, to and under the Lease, including, without limitation, all of Assignor's right, title and interest in and to security, cleaning or other deposits and in and to any claims for rent, arrears rent or any other claims arising under the Lease against any lessee thereunder, subject to the rights of the lessees under the Lease.

2.             Assumption. Assignee hereby assumes and agrees to pay all sums, and perform, fulfill and comply with all covenants and obligations, which are to be paid, performed, fulfilled and complied with by the lessor under the Lease, from and after the Effective Date.

3.             Assignee's Indenmification of Assignor. Assignee shall and does hereby indemnify Assignor against, and agrees to hold Assignor harmless of and from, all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses, including but not limited to reasonable attorneys' fees, incurred in connection with the Lease, based upon or arising out of any breach or alleged breach of the Lease by Assignee occurring or alleged to have occurred from and after the Effective Date.

4.             Assignor's Indemnification of Assignee. Assignor shall and does hereby indemnify Assignee against, and agrees to hold Assignee harmless of and from, all liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses, including but not limited to reasonable attorneys' fees, incurred in connection with the Lease, based upon or arising out of any breach or alleged breach of the Lease by Assignor occurring or alleged to have occurred on or prior to the Effective Date.

5.            Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date set forth above.

ASSIGNOR:	MERRIAM CARMAX, LLC,
a Delaware limited liability company

By: /S/ Ward Wardman

Its: Authorized Representative

ASSIGNEE:	COLE CM MERRIAM KS, LLC,
an Arizona limited liability company

By:	SERIES B, LLC,
an Arizona limited liability company,
its Manager

By: /S/ Blair D. Koblenz

Its: Executive Vice President

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EXHIBIT A TO

ASSIGNMENT AND ASSUMPTION OF LEASE

Lease Description

LANDLORD:	Merriam Carmax, LLC
23391 Park Sorento, Suite 64
Calabasas, CA 91302

TENANT:	CarMax, Inc.
4900 Cox Road
Glen Allen, VA 23060

DATE:	November 25, 2003

PREMISES:	6801 E. Frontage Road
Merriam, KS 66202

TERM:	Commencing on November 25, 2003
and ending on November 30, 2003.

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EXHIBIT B TO

ASSIGNMENT AND ASSUMPTION OF LEASE

Property Description

PARCEL 1: Lot 1, CarMax, a subdivision in the City of Merriam, Johnson County, Kansas.

PARCEL 2: A non-exclusive storm water easement established in instrument denominated Declaration of Protective Covenants and Restrictions, recorded in Book 200312, Page 002491 for the benefit of Parcel 1, as described in said instrument.

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